Exhibit 99.2

July 24, 2013

SECOND QUARTER 2013

 Symetra Financial Corporation (SYA)

 Financial Supplement

All financial information in this document is unaudited

Symetra Financial Corporation

Financial Supplement

Table of Contents

June 30, 2013

Symetra Financial Corporation

2Q 2013 Financial Supplement

Financial Highlights

(In millions, except per share or percentage data)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Net income	$45.0	$66.0	$31.0	$55.2	$43.8	$111.0	$119.2

Net income per common share [1]
Basic	$0.34	$0.48	$0.22	$0.40	$0.32	$0.82	$0.86
Diluted	$0.34	$0.48	$0.22	$0.40	$0.32	$0.82	$0.86

Weighted-average number of common shares outstanding:
Basic	133.050	138.093	138.114	138.091	138.090	135.558	137.933
Diluted	133.056	138.098	138.122	138.094	138.094	135.564	137.936

Non-GAAP Financial Measures [2]
Adjusted operating income	$51.4	$50.4	$32.9	$45.9	$47.2	$101.8	$106.5

Adjusted operating income per common share: [1]
Basic	$0.39	$0.37	$0.24	$0.33	$0.34	$0.75	$0.77
Diluted	$0.39	$0.37	$0.24	$0.33	$0.34	$0.75	$0.77

	As of
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012
Consolidated Balance Sheet Data
Total investments	$26,915.0	$27,437.5	$27,556.4	$27,492.3	$27,037.6

Total assets	29,040.4	29,587.8	29,460.9	29,497.7	28,997.9

Notes payable	449.4	449.4	449.4	449.3	449.3

Accumulated other comprehensive income (net of taxes) (AOCI)	782.6	1,293.1	1,371.2	1,404.3	1,188.0

Total stockholders' equity	3,040.1	3,604.2	3,630.1	3,641.2	3,378.4

U.S. Statutory Financial Information:
Statutory capital and surplus	$1,921.3	$1,952.6	$1,912.6	$1,906.5	$1,868.3
Asset valuation reserve (AVR)	275.7	269.9	261.3	252.2	239.8

Statutory book value	$2,197.0	$2,222.5	$2,173.9	$2,158.7	$2,108.1

Common shares outstanding, end of period	117.792	119.099	119.088	119.120	119.131

Book value per common share	$25.81	$26.10	$26.29	$26.37	$24.46

Debt to capital ratio	12.9%	11.1%	11.0%	11.0%	11.7%

Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,257.5	$2,311.1	$2,258.9	$2,236.9	$2,190.4
Adjusted book value per common share :
Adjusted book value per common share [3]	$19.17	$19.40	$18.97	$18.78	$18.39
Adjusted book value per common share, as converted [4]	$19.17	$18.32	$17.94	$17.78	$17.44
Statutory book value per common share [5]	$18.65	$18.66	$18.25	$18.12	$17.70

Debt to capital ratio, excluding AOCI [6]	16.6%	16.3%	16.6%	16.7%	17.0%

	For the Twelve Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012
ROE	5.7%	5.6%	6.1%	7.6%	6.6%

Non-GAAP Financial Measure [2]
Operating ROAE [7]	8.0%	7.9%	8.5%	9.5%	9.8%

1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Historically, our outstanding warrants were considered participating securities and included in basic and diluted weighted-average common shares outstanding, assuming the warrants were exercised for the entire 18.976 common shares. For the three and six months ended June 30, 2013, these measures reflect the net-share settlement of the warrants for 5.298 common shares on June 20, 2013. Quarterly earnings per share amounts may not add to the full year amounts.

2 Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 16, and 17, respectively.

3 Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.

4 Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants in the periods they were outstanding. Historically, it has been calculated as adjusted book value plus the assumed proceeds from exercise of warrants, divided by common shares outstanding and shares subject to outstanding warrants. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock. As of June 30, 2013 this measure is equivalent to adjusted book value per share.

5 Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

6 Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.

7 Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders' equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Consolidated Income Statement Data

(In millions, except per share data)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Revenues:
Premiums	$157.4	$157.0	$153.8	$154.1	$146.8	$314.4	$297.1
Net investment income	318.6	323.7	323.2	312.3	319.2	642.3	639.7
Policy fees, contract charges and other	48.5	49.9	47.7	47.1	48.8	98.4	95.1
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(7.8)	(2.6)	(6.4)	(16.0)	(11.1)	(10.4)	(14.7)
Less: portion recognized in other comprehensive income	0.6	0.6	2.6	2.7	1.7	1.2	2.8

Net impairment losses recognized in earnings	(7.2)	(2.0)	(3.8)	(13.3)	(9.4)	(9.2)	(11.9)
Other net realized investment gains (losses)	(4.1)	28.5	(0.1)	28.8	3.0	24.4	31.4

Total net realized investment gains (losses)	(11.3)	26.5	(3.9)	15.5	(6.4)	15.2	19.5
Total revenues	513.2	557.1	520.8	529.0	508.4	1,070.3	1,051.4

Benefits and expenses:
Policyholder benefits and claims	115.2	119.5	118.2	111.1	104.5	234.7	209.7
Interest credited	225.7	235.3	237.6	235.4	230.3	461.0	459.8
Other underwriting and operating expenses	91.9	91.8	96.0	88.9	92.6	183.7	175.6
Interest expense	8.2	8.2	8.2	8.2	8.2	16.4	16.4
Amortization of deferred policy acquisition costs	17.2	18.9	16.9	17.9	15.4	36.1	31.2

Total benefits and expenses	458.2	473.7	476.9	461.5	451.0	931.9	892.7

Income from operations before income taxes	55.0	83.4	43.9	67.5	57.4	138.4	158.7
Provision (benefit) for income taxes:
Current	19.6	15.7	3.9	(0.3)	18.6	35.3	12.3
Deferred	(9.6)	1.7	9.0	12.6	(5.0)	(7.9)	27.2

Total provision for income taxes	10.0	17.4	12.9	12.3	13.6	27.4	39.5

Net income	$45.0	$66.0	$31.0	$55.2	$43.8	$111.0	$119.2

Net income per common share:
Basic	$0.34	$0.48	$0.22	$0.40	$0.32	$0.82	$0.86
Diluted	$0.34	$0.48	$0.22	$0.40	$0.32	$0.82	$0.86

Weighted-average number of common shares outstanding:
Basic	133.050	138.093	138.114	138.091	138.090	135.558	137.933
Diluted	133.056	138.098	138.122	138.094	138.094	135.564	137.936

Cash dividends declared per common share	$0.08	$0.08	$0.07	$0.07	$0.07	$0.16	$0.14

Non-GAAP Financial Measures:

Adjusted operating income	$51.4	$50.4	$32.9	$45.9	$47.2	$101.8	$106.5

Adjusted operating income per common share:
Basic	$0.39	$0.37	$0.24	$0.33	$0.34	$0.75	$0.77
Diluted	$0.39	$0.37	$0.24	$0.33	$0.34	$0.75	$0.77

Reconciliation to net income:
Net income	$45.0	$66.0	$31.0	$55.2	$43.8	$111.0	$119.2
Less: Net realized investment gains (losses) (net of taxes)	(7.3)	17.2	(2.6)	10.1	(4.2)	9.9	12.7
Add: Net realized gains (losses) — FIA (net of taxes)	(0.9)	1.6	(0.7)	0.8	(0.8)	0.7	—

Adjusted operating income	$51.4	$50.4	$32.9	$45.9	$47.2	$101.8	$106.5

Symetra Financial Corporation

2Q 2013 Financial Supplement

Consolidated Balance Sheet Data

(In millions)

	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$22,697.0	$23,369.6	$23,519.0	$23,620.9	$23,300.8
Marketable equity securities, at fair value	53.7	50.6	49.6	48.4	49.8
Trading securities:
Marketable equity securities, at fair value	512.0	501.5	552.7	535.8	501.8
Mortgage loans, net	3,303.1	3,170.7	3,094.4	2,939.8	2,827.8
Policy loans	64.4	64.7	65.8	67.0	67.8
Investments in limited partnerships	236.8	235.3	239.3	242.2	247.7
Other invested assets	48.0	45.1	35.6	38.2	41.9

Total investments	26,915.0	27,437.5	27,556.4	27,492.3	27,037.6
Cash and cash equivalents	171.6	301.2	130.8	238.4	172.6
Accrued investment income	287.6	281.9	276.2	273.5	272.7
Reinsurance recoverables	300.1	304.5	302.1	297.5	293.4
Deferred policy acquisition costs	249.6	172.1	155.8	146.1	173.2
Receivables and other assets	243.7	211.7	231.9	230.1	249.0
Separate account assets	872.8	878.9	807.7	819.8	799.4

Total assets	$29,040.4	$29,587.8	$29,460.9	$29,497.7	$28,997.9

Liabilities and stockholders’ equity
Funds held under deposit contracts	$23,485.7	$23,228.8	$23,068.5	$22,963.0	$22,941.0
Future policy benefits	390.9	390.9	390.6	390.5	391.5
Policy and contract claims	163.9	148.2	162.2	159.7	160.1
Other policyholders’ funds	129.4	122.1	113.9	112.1	113.8
Notes payable	449.4	449.4	449.4	449.3	449.3
Deferred income tax liabilities, net	304.1	588.6	628.9	637.8	508.7
Other liabilities	204.1	176.7	209.6	324.3	255.7
Separate account liabilities	872.8	878.9	807.7	819.8	799.4

Total liabilities	26,000.3	25,983.6	25,830.8	25,856.5	25,619.5
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,462.4	1,460.7	1,459.3	1,458.5	1,457.6
Treasury stock	(93.4)	(4.2)	—	—	—
Retained earnings	887.3	853.4	798.4	777.2	731.6
Accumulated other comprehensive income, net of taxes	782.6	1,293.1	1,371.2	1,404.3	1,188.0

Total stockholders’ equity	3,040.1	3,604.2	3,630.1	3,641.2	3,378.4

Total liabilities and stockholders’ equity	$29,040.4	$29,587.8	$29,460.9	$29,497.7	$28,997.9

Symetra Financial Corporation

2Q 2013 Financial Supplement

Segment Income Statement Data

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2013	2013	2012	2012	2012	2013	2012
Operating revenues:
Benefits Division	$157.2	$156.6	$153.7	$152.3	$146.7	$313.8	$295.6
Retirement Division:
Deferred Annuities	140.1	151.5	146.4	141.8	139.1	291.6	279.8
Income Annuities	99.1	103.6	102.3	102.6	106.5	202.7	211.8
Individual Life Division	112.4	111.3	110.8	113.0	113.3	223.7	226.4
Other	14.3	10.1	10.5	4.9	8.0	24.4	18.3

Operating revenues	523.1	533.1	523.7	514.6	513.6	1,056.2	1,031.9
Add: Net realized investment gains (losses) — excluding FIA	(9.9)	24.0	(2.9)	14.4	(5.2)	14.1	19.5

Revenues	$513.2	$557.1	$520.8	$529.0	$508.4	$1,070.3	$1,051.4

Segment pre-tax adjusted operating income (loss):
Benefits Divison	$16.3	$13.5	$12.4	$16.7	$16.3	$29.8	$41.4
Retirement Division:
Deferred Annuities	25.4	30.7	29.1	24.0	23.8	56.1	49.6
Income Annuities	10.0	8.8	5.1	8.6	16.8	18.8	31.3
Individual Life Division	14.5	11.2	5.5	13.8	13.2	25.7	27.7
Other	(1.3)	(4.8)	(5.3)	(10.0)	(7.5)	(6.1)	(10.8)

Pre-tax adjusted operating income [1]	64.9	59.4	46.8	53.1	62.6	124.3	139.2
Add: Net realized investment gains (losses) — excluding FIA	(9.9)	24.0	(2.9)	14.4	(5.2)	14.1	19.5

Income from operations before income taxes	$55.0	$83.4	$43.9	$67.5	$57.4	$138.4	$158.7

1 Pre-tax adjusted operating income is a non-GAAP measure, calculated as adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure. Income from operations before income taxes is the most directly comparable measure to pre-tax adjusted operating income.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Benefits Division

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2013	2013	2012	2012	2012	2013	2012
Operating revenues:
Premiums	$148.6	$148.0	$145.5	$144.9	$137.9	$296.6	$278.4
Net investment income	5.2	5.1	5.5	5.5	5.3	10.3	10.7
Policy fees, contract charges and other	3.4	3.5	2.7	1.9	3.5	6.9	6.5

Total operating revenues	157.2	156.6	153.7	152.3	146.7	313.8	295.6

Benefits and expenses:
Policyholder benefits and claims	98.5	101.4	98.5	94.9	90.3	199.9	176.9
Other underwriting and operating expenses	42.4	41.7	42.8	40.7	40.1	84.1	77.3

Total benefits and expenses	140.9	143.1	141.3	135.6	130.4	284.0	254.2

Segment pre-tax adjusted operating income	$16.3	$13.5	$12.4	$16.7	$16.3	$29.8	$41.4

Operating Metrics:
Loss ratio [1]	66.2%	68.5%	67.7%	65.5%	65.5%	67.4%	63.5%
Expense ratio [2]	28.5%	28.1%	28.3%	27.9%	29.1%	28.3%	27.8%

Combined ratio [3]	94.7%	96.6%	96.0%	93.4%	94.6%	95.7%	91.3%

Medical stop-loss — loss ratio [4]	66.0%	69.2%	66.2%	66.4%	65.8%	67.6%	63.8%
Total sales [5]	$21.3	$66.5	$25.7	$31.3	$35.6	$87.8	$102.3

Premiums:
Medical stop-loss	$129.2	$129.0	$128.3	$128.1	$122.3	$258.2	$248.0
Limited benefit medical	13.0	13.0	13.4	13.6	12.1	26.0	24.0
Group life & disability	6.4	6.0	3.8	3.2	3.5	12.4	6.4

Total premiums earned	$148.6	$148.0	$145.5	$144.9	$137.9	$296.6	$278.4

5 Year Historical Loss Ratio 1:

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2012	61.6%	65.5%	65.5%	67.7%	65.1%
2011	67.6%	62.4%	63.6%	59.6%	63.1%
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%

1 Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.

2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations divided by premiums earned.

3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.

4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incurred divided by medical stop-loss premiums earned.

5 Total sales represents annualized first-year premiums net of first year policy lapses.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Retirement Division — Deferred Annuities

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2013	2013	2012	2012	2012	2013	2012
Operating revenues:
Net investment income	$136.2	$143.2	$142.0	$135.6	$135.2	$279.4	$269.6
Policy fees, contract charges and other	5.3	5.8	5.4	5.1	5.1	11.1	10.2
Net realized gains (losses) — FIA	(1.4)	2.5	(1.0)	1.1	(1.2)	1.1	—

Total operating revenues	140.1	151.5	146.4	141.8	139.1	291.6	279.8

Benefits and expenses:
Policyholder benefits and claims	0.2	—	—	—	0.1	0.2	—
Interest credited	80.8	82.9	82.5	85.2	80.8	163.7	163.0
Other underwriting and operating expenses	19.6	21.7	20.6	19.5	21.2	41.3	40.2
Amortization of deferred policy acquisition costs	14.1	16.2	14.2	13.1	13.2	30.3	27.0

Total benefits and expenses	114.7	120.8	117.3	117.8	115.3	235.5	230.2

Segment pre-tax adjusted operating income	$25.4	$30.7	$29.1	$24.0	$23.8	$56.1	$49.6

Operating Metrics:
Fixed account values, excluding FIA — General account	$10,631.1	$10,681.4	$10,688.5	$10,722.9	$10,748.3	$10,631.1	$10,748.3
Fixed account values, FIA — General account	852.0	539.1	374.9	264.3	215.4	852.0	215.4
Variable account values — Separate account	758.8	766.6	723.3	734.3	715.9	758.8	715.9
Interest spread [1]	1.97%	2.23%	2.10%	1.83%	1.88%	2.10%	1.91%

Base earned yield [2]	4.67%	4.70%	4.81%	4.82%	4.87%	4.68%	4.90%
Base credited rate [2]	2.87%	2.87%	3.03%	3.04%	3.03%	2.87%	3.03%

Base interest spread [2]	1.80%	1.83%	1.78%	1.78%	1.84%	1.81%	1.87%
Total sales [3]	$441.5	$322.0	$300.8	$166.5	$325.5	$763.5	$679.3

1 Interest spread excludes FIA and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

2 Base interest spread excludes FIA and is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related deferred sales inducement amortization and the MBS prepayment speed adjustment. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.

3 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Fixed Account Values — General Account by Contract Minimum Interest Guarantees as of June 30, 2013:

	Contract Minimum Interest Guarantee [2]
		<= 3.5%
	> 3.5% [1]	> 1.5%	<= 1.5%

Fixed account values — General account (including FIA)	$1,114.8	$994.2	$9,321.3

1 The maximum interest is 4.5% on a $124.4 block of business.

2 Excludes standard non-forfeiture impacts.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Retirement Division—Income Annuities

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2013	2013	2012	2012	2012	2013	2012
Operating revenues:
Net investment income	$98.9	$101.7	$100.4	$100.9	$104.5	$200.6	$208.6
Policy fees, contract charges and other	0.2	1.9	1.9	1.7	2.0	2.1	3.2

Total operating revenues	99.1	103.6	102.3	102.6	106.5	202.7	211.8

Benefits and expenses:
Interest credited	82.7	88.5	90.9	87.7	82.9	171.2	167.4
Other underwriting and operating expenses	5.4	5.4	5.6	5.4	5.9	10.8	11.6
Amortization of deferred policy acquisition costs	1.0	0.9	0.7	0.9	0.9	1.9	1.5

Total benefits and expenses	89.1	94.8	97.2	94.0	89.7	183.9	180.5

Segment pre-tax adjusted operating income	$10.0	$8.8	$5.1	$8.6	$16.8	$18.8	$31.3

Operating Metrics:
Reserves [1]	$6,512.7	$6,546.6	$6,566.5	$6,576.7	$6,613.6	$6,512.7	$6,613.6
Interest spread [2]	0.60%	0.66%	0.47%	0.56%	0.70%	0.63%	0.64%

Base earned yield [3]	6.06%	6.01%	6.05%	6.04%	6.16%	6.04%	6.12%
Base credited rate [3]	5.49%	5.55%	5.60%	5.52%	5.57%	5.52%	5.58%

Base interest spread [3]	0.57%	0.46%	0.45%	0.52%	0.59%	0.52%	0.54%
MBS prepayment speed adjustment [4]	$0.1	$—	$0.2	$0.2	$0.1	$0.1	$0.2
Mortality gains (losses) [5]	4.5	1.0	(0.9)	2.0	6.4	5.5	11.8
Total sales [6]	45.5	40.7	57.6	49.5	95.3	86.2	151.1

5 Year Historical Mortality Gains (Losses): 5

	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2012	$5.4	$6.4	$2.0	$(0.9)	$12.9
2011	0.7	4.9	(1.4)	(3.9)	0.3
2010	(0.1)	(1.8)	(0.1)	(0.6)	(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1

1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.

2 Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.

3 Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums and the MBS prepayment speed adjustment. The fourth quarter 2012 credited rate includes a $1.1 reserve adjustment, which increased base credited rate and decreased base interest spread six basis points.

4 MBS prepayment speed adjustment is the impact to net investment income due to the change in prepayment speeds on the underlying collateral of mortgage-backed securities.

5 Mortality gains (losses) represent the difference between actual and expected reserves released on our life contingent annuities.

6 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Individual Life Division

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2013	2013	2012	2012	2012	2013	2012
Operating revenues:
Premiums	$8.8	$9.0	$8.3	$9.2	$8.9	$17.8	$18.7
Net investment income	69.7	69.2	69.9	71.1	71.8	138.9	143.4
Policy fees, contract charges and other	33.9	33.1	32.6	32.7	32.6	67.0	64.3

Total operating revenues	112.4	111.3	110.8	113.0	113.3	223.7	226.4

Benefits and expenses:
Policyholder benefits and claims	16.5	18.1	19.7	16.2	14.1	34.6	32.8
Interest credited	62.8	64.2	64.8	62.9	67.3	127.0	130.5
Other underwriting and operating expenses	16.5	16.0	18.8	16.2	17.4	32.5	32.7
Amortization of deferred policy acquisition costs	2.1	1.8	2.0	3.9	1.3	3.9	2.7

Total benefits and expenses	97.9	100.1	105.3	99.2	100.1	198.0	198.7

Segment pre-tax adjusted operating income	$14.5	$11.2	$5.5	$13.8	$13.2	$25.7	$27.7

Operating Metrics:
Individual insurance:
Insurance in force [1]	$35,215.5	$35,455.3	$35,777.4	$36,050.0	$36,382.7	$35,215.5	$36,382.7
Claims [2]	13.7	15.7	16.3	13.9	15.1	29.4	30.8
Annualized mortality rate [3]	0.16%	0.18%	0.18%	0.15%	0.17%	0.17%	0.17%
UL account value [4]	$714.5	$716.2	$716.0	$717.3	$714.6	$714.5	$714.6
UL interest spread [5]	1.93%	1.97%	1.58%	1.44%	1.70%	1.95%	1.70%
UL base interest spread [6]	1.43%	1.49%	1.51%	1.58%	1.66%	1.46%	1.68%
Sales [7]	$3.0	$2.3	$1.3	$1.6	$3.2	$5.3	$6.2
Institutional Markets:
Insurance in force [1]	$12,715.4	$12,685.0	$12,602.9	$12,635.0	$12,662.4	$12,715.4	$12,662.4
BOLI account value [4]	4,732.8	4,696.4	4,659.8	4,621.9	4,587.3	4,732.8	4,587.3
BOLI ROA [8]	0.90%	0.84%	0.71%	1.07%	1.00%	0.87%	1.00%
BOLI base ROA [9]	0.85%	0.83%	0.66%	1.02%	0.91%	0.84%	0.92%
BOLI sales [10]	$—	$—	$—	$—	$—	$—	$2.0
COLI single premium sales [10]	0.3	2.4	—	—	—	2.7	—
COLI recurring premium sales [11]	3.0	—	—	—	—	3.0	—

5 Year Historical Individual Claims:

					For the Year
	For the Three Months Ended				Ended
	1Q	2Q	3Q	4Q
2012	15.7	15.1	13.9	16.3	61.0
2011	15.7	12.1	13.0	13.5	54.3
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7

1 Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.

2 Individual claims represents incurred claims, net of reinsurance, on our term and universal life policies.

3 Annualized mortality rate is defined as annualized individual claims divided by insurance in force.

4 UL account value and BOLI account value represent our liabilities to our policyholders.

5 UL interest spread excludes SPL and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder account values. Interest credited is subject to contractual terms, including minimum guarantees.

6 UL base interest spread excludes SPL and is UL interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related bonus interest amortization, the MBS prepayment speed adjustment, and reserve adjustments.

7 Individual sales represents annualized first year premiums for recurring premium products and 10% of new single premium deposits, net of first year policy lapses and/or surrenders.

8 BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.

9 BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.

10 Represents 10% of deposits.

11 Represents deposits for new policies.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Other

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Operating revenues:
Net investment income (loss)	$8.6	$4.5	$5.4	$(0.8)	$2.4	$13.1	$7.4
Policy fees, contract charges and other	5.7	5.6	5.1	5.7	5.6	11.3	10.9

Total operating revenues	14.3	10.1	10.5	4.9	8.0	24.4	18.3

Benefits and expenses:
Interest credited	(0.6)	(0.3)	(0.6)	(0.4)	(0.7)	(0.9)	(1.1)
Other underwriting and operating expenses	8.0	7.0	8.2	7.1	8.0	15.0	13.8
Interest expense	8.2	8.2	8.2	8.2	8.2	16.4	16.4

Total benefits and expenses	15.6	14.9	15.8	14.9	15.5	30.5	29.1

Segment pre-tax adjusted operating loss	$(1.3)	$(4.8)	$(5.3)	$(10.0)	$(7.5)	$(6.1)	$(10.8)

Symetra Financial Corporation

2Q 2013 Financial Supplement

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI) Roll Forwards

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
DAC Roll Forward	2013	2013	2012	2012	2012	2013	2012
Summary — Total Company
Unamortized balance, beginning of period	$367.1	$367.9	$369.5	$376.2	$372.3	$367.9	$368.4
Deferral of acquisition costs:
Commissions	18.2	14.3	13.3	8.9	17.2	32.5	34.6
Other acquisition expenses	4.9	3.6	2.1	1.9	2.1	8.5	4.4

Total deferral of acquisition costs	23.1	17.9	15.4	10.8	19.3	41.0	39.0
Adjustments related to inv (gains) losses	0.1	0.2	(0.1)	0.4	—	0.3	—
Amortization	(15.6)	(17.3)	(16.9)	(15.3)	(15.4)	(32.9)	(31.2)
Unlocking	(1.6)	(1.6)	—	(2.6)	—	(3.2)	—

Total amortization	(17.2)	(18.9)	(16.9)	(17.9)	(15.4)	(36.1)	(31.2)

Unamortized balance, end of period	373.1	367.1	367.9	369.5	376.2	373.1	376.2
Accum effect of net unrealized gains	(123.5)	(195.0)	(212.1)	(223.4)	(203.0)	(123.5)	(203.0)

DAC balance, end of period	$249.6	$172.1	$155.8	$146.1	$173.2	$249.6	$173.2

Retirement Division—Deferred Annuities
Unamortized balance, beginning of period	$253.4	$256.7	$259.3	$265.2	$265.5	$256.7	$265.5
Deferral of acquisition costs:
Commissions	15.7	11.4	10.4	5.7	11.5	27.1	24.1
Other acquisition expenses	1.8	1.3	1.3	1.2	1.3	3.1	2.6

Total deferral of acquisition costs	17.5	12.7	11.7	6.9	12.8	30.2	26.7
Adjustments related to inv (gains) losses	0.1	0.2	(0.1)	0.3	0.1	0.3	—
Amortization	(12.6)	(14.6)	(14.2)	(12.9)	(13.2)	(27.2)	(27.0)
Unlocking	(1.5)	(1.6)	—	(0.2)	—	(3.1)	—

Total amortization	(14.1)	(16.2)	(14.2)	(13.1)	(13.2)	(30.3)	(27.0)

Unamortized balance, end of period	256.9	253.4	256.7	259.3	265.2	256.9	265.2
Accum effect of net unrealized gains	(113.5)	(178.9)	(194.6)	(205.4)	(189.9)	(113.5)	(189.9)

DAC balance, end of period	$143.4	$74.5	$62.1	$53.9	$75.3	$143.4	$75.3

Retirement Division—Income Annuities
Unamortized balance, beginning of period	$45.6	$45.0	$43.5	$42.3	$39.6	$45.0	$37.9
Deferral of acquisition costs:
Commissions	1.5	1.4	2.0	1.8	3.2	2.9	5.2
Other acquisition expenses	0.2	0.1	0.2	0.3	0.4	0.3	0.7

Total deferral of acquisition costs	1.7	1.5	2.2	2.1	3.6	3.2	5.9
Amortization	(1.0)	(0.9)	(0.7)	(0.9)	(0.9)	(1.9)	(1.5)

Unamortized balance, end of period	46.3	45.6	45.0	43.5	42.3	46.3	42.3

DAC balance, end of period	$46.3	$45.6	$45.0	$43.5	$42.3	$46.3	$42.3

Individual Life Division
Unamortized balance, beginning of period	$68.1	$66.2	$66.7	$68.7	$67.2	$66.2	$65.0
Deferral of acquisition costs:
Commissions	1.0	1.5	0.9	1.4	2.5	2.5	5.3
Other acquisition expenses	2.9	2.2	0.6	0.4	0.4	5.1	1.1

Total deferral of acquisition costs	3.9	3.7	1.5	1.8	2.9	7.6	6.4
Adjustments related to inv (gains) losses	—	—	—	0.1	(0.1)	—	—
Amortization	(2.0)	(1.8)	(2.0)	(1.5)	(1.3)	(3.8)	(2.7)
Unlocking	(0.1)	—	—	(2.4)	—	(0.1)	—

Total amortization	(2.1)	(1.8)	(2.0)	(3.9)	(1.3)	(3.9)	(2.7)

Unamortized balance, end of period	69.9	68.1	66.2	66.7	68.7	69.9	68.7
Accum effect of net unrealized gains	(10.0)	(16.1)	(17.5)	(18.0)	(13.1)	(10.0)	(13.1)

DAC balance, end of period	$59.9	$52.0	$48.7	$48.7	$55.6	$59.9	$55.6

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
DSI Roll Forward [1]	2013	2013	2012	2012	2012	2013	2012
Total Company
Unamortized balance, beginning of period	$154.1	$153.4	$152.4	$150.5	$146.9	$153.4	$142.0
Capitalizations	12.2	13.3	11.8	12.1	12.5	25.5	25.8
Adjustments related to inv (gains) losses	0.1	0.2	0.1	0.2	—	0.3	—
Amortization	(10.1)	(11.7)	(10.9)	(9.4)	(8.9)	(21.8)	(17.3)
Unlocking	(1.2)	(1.1)	—	(1.0)	—	(2.3)	—

Total amortization	(11.3)	(12.8)	(10.9)	(10.4)	(8.9)	(24.1)	(17.3)

Unamortized balance, end of period	155.1	154.1	153.4	152.4	150.5	155.1	150.5
Accum effect of net unrealized gains	(82.3)	(122.5)	(128.6)	(132.4)	(114.2)	(82.3)	(114.2)

DSI balance, end of period	$72.8	$31.6	$24.8	$20.0	$36.3	$72.8	$36.3

1 DSI balance is included in receivables and other assets.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Account Value and Reserve Roll Forwards

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2013	2013	2012	2012	2012	2013	2012
Retirement Division:
Deferred Annuities:
Fixed Account Values, excluding FIA
Account value, beginning of period	$10,681.4	$10,688.5	$10,722.9	$10,748.3	$10,662.5	$10,688.5	$10,532.1
Deposits	139.1	179.3	192.4	140.6	272.3	318.4	593.7
Withdrawals	(275.7)	(271.3)	(310.4)	(257.2)	(269.6)	(547.0)	(561.8)
Net transfers	0.5	1.3	1.1	2.8	2.9	1.8	5.0

Net flows	(136.1)	(90.7)	(116.9)	(113.8)	5.6	(226.8)	36.9
Interest credited	78.1	79.1	82.5	83.8	84.5	157.2	168.9
Other	7.7	4.5	—	4.6	(4.3)	12.2	10.4

Account value, end of period	$10,631.1	$10,681.4	$10,688.5	$10,722.9	$10,748.3	$10,631.1	$10,748.3

Fixed Account Values, FIA
Account value, beginning of period	$539.1	$374.9	$264.3	$215.4	$145.2	$374.9	$81.0
Deposits	310.5	148.5	116.0	43.4	72.9	459.0	133.2
Withdrawals	(5.8)	(3.0)	(2.5)	(1.3)	(2.3)	(8.8)	(3.3)
Net transfers	1.2	0.3	0.6	—	0.6	1.5	1.1

Net flows	305.9	145.8	114.1	42.1	71.2	451.7	131.0
Interest credited	3.1	2.4	3.0	0.8	0.5	5.5	0.7
Other	3.9	16.0	(6.5)	6.0	(1.5)	19.9	2.7

Account value, end of period	$852.0	$539.1	$374.9	$264.3	$215.4	$852.0	$215.4

Income Annuities:
Reserves
Reserves, beginning of period	$6,546.6	$6,566.5	$6,576.7	$6,613.6	$6,610.0	$6,566.5	$6,608.3
Deposits	45.1	40.3	55.5	46.2	88.1	85.4	138.6
Benefit payments	(157.1)	(145.1)	(158.9)	(168.0)	(158.5)	(302.2)	(298.2)

Net flows	(112.0)	(104.8)	(103.4)	(121.8)	(70.4)	(216.8)	(159.6)
Interest credited	92.5	93.3	93.5	94.0	94.4	185.8	189.2
Other	(14.4)	(8.4)	(0.3)	(9.1)	(20.4)	(22.8)	(24.3)

Reserves, end of period	$6,512.7	$6,546.6	$6,566.5	$6,576.7	$6,613.6	$6,512.7	$6,613.6

Individual Life Division:
BOLI Account Values
Account value, beginning of period	$4,696.4	$4,659.8	$4,621.9	$4,587.3	$4,544.8	$4,659.8	$4,491.5
Deposits	—	—	—	—	—	—	20.0
Surrenders/claims	—	—	—	—	—	—	—

Net flows	—	—	—	—	—	—	20.0
Interest credited	54.6	55.7	55.4	53.9	59.0	110.3	113.5
Administrative charges and other	(18.2)	(19.1)	(17.5)	(19.3)	(16.5)	(37.3)	(37.7)

Account value, end of period	$4,732.8	$4,696.4	$4,659.8	$4,621.9	$4,587.3	$4,732.8	$4,587.3

UL Account Values
Account value, beginning of period	$716.2	$716.0	$717.3	$714.6	$698.1	$716.0	$678.9
Deposits	16.9	16.3	15.0	18.7	32.6	33.2	66.7
Surrenders/claims	(8.1)	(6.2)	(7.0)	(7.5)	(6.9)	(14.3)	(13.1)

Net flows	8.8	10.1	8.0	11.2	25.7	18.9	53.6
Interest credited	7.6	7.7	7.7	8.1	7.8	15.3	15.3
Administrative charges and other	(18.1)	(17.6)	(17.0)	(16.6)	(17.0)	(35.7)	(33.2)

Account value, end of period	$714.5	$716.2	$716.0	$717.3	$714.6	$714.5	$714.6

Symetra Financial Corporation

2Q 2013 Financial Supplement

Overview of Liabilities and Associated Unrealized Gains

(In millions)

	As of Jun. 30, 2013
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid Liabilities
Structured settlements & other SPIAs [1]	$6,540.5		$522.8
Deferred annuities with 5 year payout provision or MVA [2]	1,042.4		45.2
Traditional insurance (net of reinsurance) [3]	171.8		13.7
Group health & life (net of reinsurance) [3]	139.0		0.4

Total illiquid liabilities	7,893.7	33.2%	582.1

Somewhat Liquid Liabilities
Bank-owned life insurance (BOLI) [4]	4,824.0		256.8
Deferred annuities with surrender charges of 5% or higher	5,424.2		235.1
Universal life with surrender charges of 5% or higher	284.2		15.6

Total somewhat liquid liabilities	10,532.4	44.2%	507.5

Fully Liquid Liabilities
Deferred annuities with surrender charges of:
3% up to 5%	2,012.7		87.3
Less than 3%	258.7		11.2
No surrender charges [5]	2,646.1		114.7
Universal life with surrender charges less than 5%	447.1		24.3
Other [6]	21.8		0.3

Total fully liquid liabilities	5,386.4	22.6%	237.8

Assets supporting surplus portfolio			72.9

Total [7]	$23,812.5	100.0%	$1,400.3

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,400.3
Tax on unrealized gains and losses on available-for-sale securities			(490.1)
Adjustment for DAC and DSI valuation allowance, net of tax			(133.7)
Other			6.1

AOCI			$782.6

1 These contracts cannot be surrendered. The benefits are specified in the contracts as fixed amounts, primarily to be paid over the next several decades.

2 In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

3 Represents incurred but not reported claim liabilities, mainly related to our medical stop-loss business. The surrender value on these contracts is generally zero but these liabilities are considered illiquid as the claims have not been reported to us and the precise timing and amount of the payment is unknown.

4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business does not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable.

5 Approximately half of the account value has been with us for many years, due to guaranteed minimum interest rates of 4.0% - 4.5% that are significantly higher than those currently offered on new business, which range from 0.5% - 1.5%. Given the current low interest rate environment, we do not expect significant changes in the persistency of this business.

6 Represents BOLI, traditional insurance, and medical stop-loss and group life reported claim liabilities.

7 Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $228.0.

8 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Investments Summary

(In millions)

	As of
	Jun. 30, 2013%		Mar. 31, 2013%		Dec. 31, 2012%		Sep. 30, 2012%		Jun. 30, 2012%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$22,697.0	84.3%	$23,369.6	85.2%	$23,519.0	85.4%	$23,620.9	85.9%	$23,300.8	86.2%
Marketable equity securities, at fair value	53.7	0.2%	50.6	0.2%	49.6	0.2%	48.4	0.2%	49.8	0.2%
Trading securities:
Marketable equity securities, at fair value	512.0	1.9%	501.5	1.8%	552.7	2.0%	535.8	2.0%	501.8	1.9%
Mortgage loans, net	3,303.1	12.3%	3,170.7	11.5%	3,094.4	11.2%	2,939.8	10.7%	2,827.8	10.5%
Policy loans	64.4	0.2%	64.7	0.2%	65.8	0.2%	67.0	0.2%	67.8	0.2%
Investment in limited partnerships	236.8	0.9%	235.3	0.9%	239.3	0.9%	242.2	0.9%	247.7	0.9%
Other invested assets	48.0	0.2%	45.1	0.2%	35.6	0.1%	38.2	0.1%	41.9	0.1%
Total investments	26,915.0	100.0%	27,437.5	100.0%	27,556.4	100.0%	27,492.3	100.0%	27,037.6	100.0%
Cash and cash equivalents	171.6		301.2		130.8		238.4		172.6
Total investments, cash and cash equivalents	$27,086.6		$27,738.7		$27,687.2		$27,730.7		$27,210.2
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$13,205.7	58.2%	$13,677.5	58.6%	$13,748.9	58.5%	$14,031.0	59.4%	$13,890.1	59.6%
2: BBB	8,267.0	36.4%	8,469.7	36.2%	8,490.9	36.1%	8,350.2	35.4%	8,027.5	34.5%
Total investment grade	21,472.7	94.6%	22,147.2	94.8%	22,239.8	94.6%	22,381.2	94.8%	21,917.6	94.1%

3: BB	635.7	2.8%	631.6	2.7%	683.7	2.9%	659.6	2.8%	807.5	3.5%
4: B	492.0	2.2%	496.7	2.1%	488.4	2.1%	462.8	1.9%	468.2	2.0%
5: CCC & lower	78.5	0.3%	76.1	0.3%	83.0	0.3%	101.7	0.4%	104.3	0.4%
6: In or near default	18.1	0.1%	18.0	0.1%	24.1	0.1%	15.6	0.1%	3.2	0.0%
Total below investment grade	1,224.3	5.4%	1,222.4	5.2%	1,279.2	5.4%	1,239.7	5.2%	1,383.2	5.9%
Total fixed maturities	$22,697.0	100.0%	$23,369.6	100.0%	$23,519.0	100.0%	$23,620.9	100.0%	$23,300.8	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$167.8	0.7%	$252.6	1.1%	$311.5	1.3%	$129.2	0.5%	$167.4	0.7%
State and political subdivisions	808.3	3.6%	779.5	3.3%	776.5	3.3%	744.1	3.2%	651.7	2.8%
Foreign governments	17.1	0.1%	17.9	0.1%	19.1	0.1%	19.6	0.1%	19.3	0.1%
Corporate securities	16,861.0	74.3%	17,275.1	73.9%	17,201.6	73.1%	17,168.0	72.7%	16,946.2	72.7%
Residential mortgage-backed securities	2,802.6	12.3%	2,935.4	12.6%	3,007.8	12.8%	3,150.7	13.3%	3,230.2	13.9%
Commercial mortgage-backed securities	1,552.1	6.8%	1,619.7	6.9%	1,707.7	7.3%	1,889.0	8.0%	1,797.0	7.7%
Other debt obligations	488.1	2.2%	489.4	2.1%	494.8	2.1%	520.3	2.2%	489.0	2.1%
Total fixed maturities	$22,697.0	100.0%	$23,369.6	100.0%	$23,519.0	100.0%	$23,620.9	100.0%	$23,300.8	100.0%
Effective Duration	5.6		5.7		5.7		5.7		5.7
Weighted-average Investment Yield	5.02%		5.09%		5.08%		5.07%		5.13%

	For the Three Months Ended
	Jun. 30, 2013%		Mar. 31, 2013%		Dec. 31, 2012%		Sep. 30, 2012%		Jun. 30, 2012%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$4.9	2.4%	$1.2	0.6%	$7.8	3.7%	$6.0	4.4%	$6.9	2.9%
Retirement Division:
Deferred Annuities	115.3	57.4%	84.8	44.1%	107.0	51.4%	29.9	21.7%	57.1	23.8%
Income Annuities	23.7	11.8%	54.1	28.1%	32.8	15.8%	67.4	49.0%	73.1	30.5%
Individual Life Division	15.0	7.5%	24.2	12.6%	35.1	16.9%	33.7	24.5%	69.6	29.0%
Other	41.9	20.9%	28.0	14.6%	25.5	12.2%	0.6	0.4%	33.2	13.8%
Total	$200.8	100.0%	$192.3	100.0%	$208.2	100.0%	$137.6	100.0%	$239.9	100.0%

1 Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Investments Income Statement Data

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Prepayment-related Income: [1]
Benefits Division	$—	$—	$—	$—	$—	$—	$—
Retirement Division:
Deferred Annuities	6.0	13.3	9.6	2.6	1.2	19.3	2.2
Income Annuities	0.5	3.2	0.4	0.7	1.7	3.7	3.1
Individual Life Division	1.6	1.1	0.7	0.7	1.2	2.7	2.1
Other	0.5	0.1	0.1	0.2	0.1	0.6	2.3

	$8.6	$17.7	$10.8	$4.2	$4.2	$26.3	$9.7

	For the Three Months Ended					For the Six Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Net Realized Investment Gains (Losses):
Fixed maturities:
Gross gains on sales	$3.8	$1.8	$13.9	$7.4	$23.1	$5.6	$33.0
Gross losses on sales	(1.9)	(8.1)	(12.7)	(6.4)	(5.8)	(10.0)	(7.9)
Other-than-temporary impairments	(7.2)	(2.0)	(3.8)	(13.3)	(9.4)	(9.2)	(11.9)
Other [2]	(3.7)	(0.7)	(0.3)	2.3	(2.4)	(4.4)	1.2

Total fixed maturities	(9.0)	(9.0)	(2.9)	(10.0)	5.5	(18.0)	14.4
Marketable equity securities, trading [3]	(1.7)	33.0	3.1	25.0	(9.4)	31.3	8.6
Other invested assets	(0.8)	2.1	(4.2)	(0.1)	(2.5)	1.3	(3.5)
DAC/DSI adjustment	0.2	0.4	0.1	0.6	—	0.6	—

Net realized investment gains (losses)	$(11.3)	$26.5	$(3.9)	$15.5	$(6.4)	$15.2	$19.5

	For the Three Months Ended					For the Six Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Tax Credit Investment Impact on Income
Historical and estimated future impact
Amortization related to tax credit investments, net of taxes	$(3.1)	$(3.2)	$(3.1)	$(5.0)	$(2.9)	$(6.3)	$(5.8)
Realized losses related to tax credit investments, net of taxes	(0.7)	(0.3)	(1.8)	(0.2)	(0.4)	(1.0)	(0.6)
Tax credits	9.5	9.5	8.9	9.5	7.5	19.0	15.1

Impact to net income	$5.7	$6.0	$4.0	$4.3	$4.2	$11.7	$8.7

Carrying value of invested asset	$202.1	$206.7	$210.7	$213.2	$219.7	$202.1	$219.7

Future estimated impact to net income:						2013	$12.8
						2014	19.6
						2015 & beyond	46.9

							$79.3

Historical information	For the Years Ended
	2012	2011	2010	2009	2008
Amortization related to tax credit investments, net of taxes	$(13.9)	$(9.2)	$(6.3)	$(5.9)	$(7.8)
Realized losses related to tax credit investments, net of taxes	(2.6)	(2.0)	—	—	—
Tax credits	33.5	17.4	10.9	9.6	8.3

Impact to net income	$17.0	$6.2	$4.6	$3.7	$0.5

1 Prepayment-related income includes make-whole premiums and consent fees on early calls or tenders of fixed maturities, prepayment speed adjustments on structured securities, and prepayment fees on our commercial mortgage loans.

2 Other includes net gains (losses) on calls and redemptions, and changes in the fair value of convertible fixed maturities.

3 Marketable equity securities, trading includes net gains (losses) on changes in fair value.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Sales by Segment and Product

(In millions)

	For the Three Months Ended					For the Six Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Jun. 30, 2013	Jun. 30, 2012
Benefits Division [1]
Medical stop-loss	$16.7	$51.9	$18.6	$24.1	$29.6	$68.6	$88.7
Limited benefit medical	1.0	1.7	1.4	3.8	4.2	2.7	7.1
Group life & disability income	3.6	12.9	5.7	3.4	1.8	16.5	6.5

Total	$21.3	$66.5	$25.7	$31.3	$35.6	$87.8	$102.3

Retirement Division — Deferred Annuities [2]
Fixed annuities	$121.2	$161.3	$174.1	$116.2	$247.2	$282.5	$532.7
Fixed indexed annuities	309.8	148.7	115.8	43.2	73.0	458.5	133.6
Variable annuities	10.5	12.0	10.9	7.1	5.3	22.5	13.0

Total	$441.5	$322.0	$300.8	$166.5	$325.5	$763.5	$679.3

Retirement Division — Income Annuities [2]
SPIA	$42.1	$38.4	$43.6	$37.6	$64.1	$80.5	$92.3
Structured settlements	3.4	2.3	14.0	11.9	31.2	5.7	58.8

Total	$45.5	$40.7	$57.6	$49.5	$95.3	$86.2	$151.1

Individual Life Division
Term life [1]	$0.7	$0.5	$0.6	$0.5	$0.6	$1.2	$1.1
Universal life [1]	2.2	1.6	0.5	0.4	0.4	3.8	0.7
Single premium life [3]	0.1	0.2	0.2	0.7	2.2	0.3	4.4

Individual sales	3.0	2.3	1.3	1.6	3.2	5.3	6.2
BOLI [4]	—	—	—	—	—	—	2.0
COLI single premium [4]	0.3	2.4	—	—	—	2.7	—
COLI recurring premium [5]	3.0	—	—	—	—	3.0	—

Institutional markets	3.3	2.4	—	—	—	5.7	2.0

Total	$6.3	$4.7	$1.3	$1.6	$3.2	$11.0	$8.2

[1]	Represents annualized first-year premiums net of first year policy lapses.
[2]	Represents deposits for new policies net of first year policy lapses and/or surrenders.
[3]	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
[4]	Represents 10% of deposits.
[5]	Represents deposits for new policies.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Book Value, Adjusted Book Value and Statutory Book Value per Share

(In millions, except per share amounts)

	As of
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012
Book value per common share [1]	$25.81	$26.10	$26.29	$26.37	$24.46

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$19.17	$19.40	$18.97	$18.78	$18.39
Adjusted book value per common share, as converted [3]	$19.17	$18.32	$17.94	$17.78	$17.44
Statutory book value per common share [4]	$18.65	$18.66	$18.25	$18.12	$17.70

Numerator:
Total stockholders’ equity	$3,040.1	$3,604.2	$3,630.1	$3,641.2	$3,378.4
AOCI	782.6	1,293.1	1,371.2	1,404.3	1,188.0

Adjusted book value	$2,257.5	$2,311.1	$2,258.9	$2,236.9	$2,190.4
Assumed proceeds from exercise of warrants	—	218.1	218.1	218.1	218.1

Adjusted book value, as converted	$2,257.5	$2,529.2	$2,477.0	$2,455.0	$2,408.5
Total stockholders’ equity	$3,040.1	$3,604.2	$3,630.1	$3,641.2	$3,378.4
Stockholders’ equity of non-insurance entities	(301.6)	(301.2)	(290.2)	(283.8)	(275.8)
Statutory and other adjustments	(817.2)	(1,350.4)	(1,427.3)	(1,450.9)	(1,234.3)
Asset valuation reserve (AVR)	275.7	269.9	261.3	252.2	239.8

Statutory book value	$2,197.0	$2,222.5	$2,173.9	$2,158.7	$2,108.1

Denominator: [5]
Common shares outstanding	117.792	119.099	119.088	119.120	119.131
Total common shares outstanding and shares subject to warrants	117.792	138.075	138.064	138.096	138.107

[1]

Book value per common share is calculated as stockholders’ equity divided by the sum of common shares outstanding and shares subject to warrants in the periods they were outstanding. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock.

[2]	Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
[3]

Adjusted book value per common share, as converted, is calculated as adjusted book value, as converted divided by the sum of common shares outstanding and shares subject to warrants in the periods they were outstanding. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock. As of June 30, 2013 this measure is equivalent to adjusted book value per share.

[4]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.

	As of
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012
[5] Reconciliation of outstanding shares:
Common shares outstanding, beginning of period	119.099	119.088	119.120	119.131	119.074
Shares issued	5.300	—	—	—	—
Employee stock purchase plan shares issued	0.042	0.038	0.037	0.025	0.038
Restricted shares issued, net	(0.004)	0.283	(0.006)	(0.032)	0.021
Shares repurchased	(6.645)	(0.310)	(0.063)	(0.004)	(0.002)

Common shares outstanding, end of period	117.792	119.099	119.088	119.120	119.131
Outstanding warrants	—	18.976	18.976	18.976	18.976

Total common shares outstanding and shares subject to outstanding warrants, end of period	117.792	138.075	138.064	138.096	138.107

	As of
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012
Tangible book value:
Total stockholders’ equity	$3,040.1	$3,604.2	$3,630.1	$3,641.2	$3,378.4
Less:
Deferred policy acquisition costs	249.6	172.1	155.8	146.1	173.2
Goodwill and other	132.0	93.1	86.2	83.2	102.4

Tangible Book Value	$2,658.5	$3,339.0	$3,388.1	$3,411.9	$3,102.8

Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill, intangible assets and certain other non-tangible assets. Stockholders’ equity is the most directly comparable GAAP measure to tangible book value.

Symetra Financial Corporation

2Q 2013 Financial Supplement

ROE and Operating ROAE

(In millions)

	Twelve Months Ended
	Jun. 30, 2013	Mar. 31, 2013	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012
ROE:
Net income for the twelve months ended [1]	$197.2	$196.0	$205.4	$248.1	$203.4
Average stockholders’ equity [2]	$3,458.8	$3,481.7	$3,383.9	$3,266.3	$3,063.5

ROE	5.7%	5.6%	6.1%	7.6%	6.6%

Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$180.6	$176.4	$185.3	$203.5	$204.5
Average adjusted book value [3]	$2,251.0	$2,230.4	$2,185.7	$2,138.1	$2,094.3

Operating ROAE	8.0%	7.9%	8.5%	9.5%	9.8%

1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.

2 Average stockholders’ equity is derived by averaging ending stockholders' equity for the most recent five quarters.

3 Average adjusted book value is derived by averaging ending stockholders' equity less AOCI, for the most recent five quarters.

Calculation of average stockholders’ equity:

The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2013	2012	2011
Stockholders’ Equity
	Dec. 31	$—	$3,630.1	$3,114.9
	Sep. 30	—	3,641.2	3,042.2
	Jun. 30	3,040.1	3,378.4	2,627.3
	Mar. 31	3,604.2	3,154.7	2,410.2
AOCI
	Dec. 31	$—	$1,371.2	$1,027.3
	Sep. 30	—	1,404.3	1,021.1
	Jun. 30	782.6	1,188.0	609.7
	Mar. 31	1,293.1	1,000.1	443.7

Reconciliation of adjusted operating income:

The following data together with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended December 31, 2012, September 30, 2012, and June 30, 2012.

	Three Months Ended
	Mar. 31 2012	Dec. 31 2011	Sep. 30 2011
Net income	$75.4	$73.7	$10.5
Less: Net realized investment gains (losses) (net of taxes)	16.9	22.2	(36.8)
Add: Net realized gains (losses) - FIA (net of taxes)	0.8	(0.4)	(0.4)

Adjusted operating income	$59.3	$51.1	$46.9

Symetra Financial Corporation

2Q 2013 Financial Supplement

Addendum

RMBS Prepayment Exposure

(In millions)

								Jun. 30, 2013		Prepayment Speed
								Trailing 12 Month		Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	2Q 2013 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q2 2013	YTD 2013
Agency:
CMO
2013	$1.9	$(0.1)	$1.8	$0.1	$—	2.9%	—	—	—	$—	$—
2012	116.0	(2.2)	113.8	2.6	(2.6)	3.6%	510.6	528.6	642.3	—	—
2011	274.8	10.4	285.2	9.8	(2.0)	3.5%	587.6	756.1	892.8	(0.2)	(0.4)
2010	428.4	32.5	460.9	12.6	(7.6)	4.5%	440.1	432.9	488.2	(0.5)	(0.2)
2009	223.5	20.1	243.6	1.8	(2.5)	4.9%	519.2	464.5	522.4	(0.1)	—
2008	1.0	0.1	1.1	—	—	5.0%	797.0	719.8	797.0	—	—
2007	4.8	0.4	5.2	0.4	—	6.2%	523.3	500.6	523.3	—	—
2006	5.8	0.1	5.9	—	—	6.6%	285.8	269.8	289.1	—	—
2005	32.4	3.9	36.3	0.3	—	6.4%	410.4	355.0	410.4	—	—
2004 & Prior	412.4	50.2	462.6	11.2	(3.8)	6.2%	451.1	410.6	467.5	0.1	0.2

Agency CMO	$1,501.0	$115.4	$1,616.4	$38.8	$(18.5)	4.8%	486.1	495.6	570.8	$(0.7)	$(0.4)

Passthrough
2013	$74.1	$(3.9)	$70.2	$0.6	$(1.8)	3.3%	1.0	0.9	1.0	$—	$—
2012	75.6	(4.6)	71.0	—	(3.0)	3.4%	4.7	2.9	4.7	—	—
2011	14.9	—	14.9	—	(0.6)	4.1%	26.1	23.5	27.1	—	—
2010	150.1	3.1	153.2	0.1	(5.9)	4.7%	23.4	19.2	24.2	0.1	0.1
2009	446.3	18.1	464.4	—	(18.5)	5.9%	12.0	11.6	14.5	0.1	(0.1)
2008	23.7	1.9	25.6	—	(0.5)	6.3%	35.1	33.1	38.4	—	—
2007	17.8	1.3	19.1	0.1	(0.4)	6.4%	38.8	31.9	39.0	—	—
2006	5.6	0.5	6.1	—	—	6.5%	42.5	39.4	42.5	—	—
2005	5.5	0.6	6.1	0.3	—	5.2%	—	—	—	—	—
2004 & Prior	40.7	3.5	44.2	0.6	(0.4)	5.8%	27.3	25.1	30.6	—	—

Agency Passthrough	854.3	20.5	874.8	1.7	(31.1)	5.2%	14.7	13.2	16.4	0.2	—

Total RMBS Agency	$2,355.3	$135.9	$2,491.2	$40.5	$(49.6)	5.0%				$(0.5)	$(0.4)

Non-Agency
2013	$24.2	$(0.2)	$24.0	$0.8	$—	4.0%	—	—	—	$—	$—
2008 - 2012	—	—	—	—	—	0.0%	—	—	—	—	—
2007	15.1	1.9	17.0	4.2	—	5.9%	—	126.4	276.8	—	—
2006	65.5	3.0	68.5	7.8	(0.3)	5.8%	26.2	144.2	282.4	—	—
2005	81.1	0.6	81.7	2.4	—	5.6%	171.4	254.0	353.7	—	—
2004 & Prior	116.2	4.0	120.2	2.6	(0.1)	5.8%	328.8	355.6	432.9	(0.1)	(0.1)

Non-Agency CMO	302.1	9.3	311.4	17.8	(0.4)	5.6%	178.2	242.5	336.5	(0.1)	(0.1)

Total RMBS Non-Agency	$302.1	$9.3	$311.4	$17.8	$(0.4)	5.6%				$(0.1)	$(0.1)

Total RMBS	$2,657.4	$145.2	$2,802.6	$58.3	$(50.0)	5.0%	—	—	—	$(0.6)	$(0.5)

Top 10 RMBS

									Jun. 30, 2013		Prepayment Speed
									Trailing 12 Month		Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/ (Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	2Q 2013 Average Prepayment Speed	Average Prepayment speed	Max Prepayment speed	Q2 2013	YTD 2013
GNMA	2009	$86.3	$2.6	$88.9	$—	$(5.0)	6.2%	1.5	3.8	6.2	$—	$(0.1)
GNMA	2009	80.6	2.6	83.2	—	(4.5)	6.2%	4.1	3.8	6.6	0.1	—
GNMA	2009	48.4	2.3	50.7	—	(1.5)	6.2%	5.8	7.2	11.2	—	—
FNMA	2009	43.6	2.3	45.9	—	(1.0)	5.5%	—	—	—	—	—
GNMA	2010	43.0	0.6	43.6	—	(1.8)	4.5%	20.5	16.2	21.6	—	—
FNMA	2009	38.9	1.5	40.4	—	(1.4)	5.4%	22.3	23.2	24.8	—	—
GNMA	2010	36.7	1.5	38.2	—	(1.8)	4.9%	458.0	392.3	458.0	—	0.1
GNMA	2010	27.9	1.4	29.3	—	(0.9)	4.9%	452.0	399.8	452.0	—	0.1
FHLMC	2004	27.3	1.7	29.0	0.1	—	5.5%	718.0	651.3	718.0	—	—
GNMA	2010	24.8	2.2	27.0	0.4	—	4.5%	362.0	381.5	406.0	—	—

Total		$457.5	$18.7	$476.2	$0.5	$(17.9)	—	—	—	—	$0.1	$0.1

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Addendum

CMBS Prepayment Exposure

(In millions)

							Prepayment Speed Adjustment [2]
Vintage [1]	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q2 2013	YTD 2013
Agency
CMO
2011	$44.5	$1.0	$45.5	$—	$(1.0)	4.8%	$—	$—
2010	10.1	0.8	10.9	—	(0.1)	5.4%	—	—
2009	11.1	0.6	11.7	—	—	6.6%	—	—
2008	15.5	0.2	15.7	—	(0.4)	6.4%	—	—
2007	37.4	0.9	38.3	—	(1.6)	5.8%	—	(0.1)
2006	23.6	—	23.6	—	(1.4)	6.0%	—	—
2005	27.8	0.1	27.9	—	(0.8)	5.8%	—	—
2004 & Prior	72.3	5.6	77.9	—	(1.7)	7.0%	(0.1)	(0.2)

Agency CMO	$242.3	$9.2	$251.5	$—	$(7.0)	6.0%	$(0.1)	$(0.3)

Passthrough
2005 - 2013	$—	$—	$—	$—	$—	0.0%	$—	$—
2004 & Prior	68.7	3.9	72.6	0.2	(1.9)	7.5%	—	—

Agency Passthrough	68.7	3.9	72.6	0.2	(1.9)	7.5%	—	—

Total CMBS Agency	$311.0	$13.1	$324.1	$0.2	$(8.9)	6.4%	$(0.1)	$(0.3)

Non-Agency
2013	$56.5	$(4.3)	$52.2	$—	$(1.5)	4.0%	$—	$—
2012	132.9	(7.1)	125.8	—	(2.7)	4.9%	—	—
2011	118.5	4.6	123.1	—	(0.7)	5.5%	—	—
2010	1.0	—	1.0	—	—	4.1%	—	—
2008	59.4	5.4	64.8	1.1	(0.1)	6.1%	—	—
2007	363.7	49.3	413.0	11.9	(0.2)	5.8%	0.1	—
2006	171.1	20.5	191.6	4.9	(0.6)	5.9%	0.1	0.1
2005	205.0	17.9	222.9	4.6	—	5.4%	(0.1)	(0.1)
2004 & Prior	32.1	1.5	33.6	—	(1.1)	7.1%	—	—

Non-Agency CMO	1,140.2	87.8	1,228.0	22.5	(6.9)	5.6%	0.1	—

Total CMBS Non-Agency	$1,140.2	$87.8	$1,228.0	$22.5	$(6.9)	5.6%	$0.1	$—

Total CMBS	$1,451.2	$100.9	$1,552.1	$22.7	$(15.8)	5.7%	$—	$(0.3)

Top 10 CMBS

								Prepayment Speed
								Adjustment [2]
Name	Vintage	Amortized Cost	Unrealized Gain/(Loss)	Fair Value	Gross Discount	Gross Premium	Average Mortgage Loan Rate	Q2 2013	YTD 2013
Bear Stearns Commercial Mortgage	2006	$49.0	$6.2	$55.2	$1.0	$—	5.9%	$—	$—
Bear Stearns Commercial Mortgage	2007	48.5	6.2	54.7	1.5	—	5.1%	0.2	0.2
GS Mtg Sec Corp II	2005	44.7	6.4	51.1	0.3	—	5.6%	—	—
Morgan Stanley BAML Trust	2012	43.0	(2.6)	40.4	—	(0.9)	4.7%	—	—
Wachovia Bank Commercial Mortgage	2006	39.4	4.8	44.2	0.6	—	6.0%	—	—
GNMA	2007	36.6	0.9	37.5	—	(1.6)	5.8%	—	—
Bear Stearns Commercial Mortgage	2007	35.9	5.6	41.5	0.8	—	5.9%	—	(0.1)
JP Morgan Chase Commercial Mortgage	2007	34.2	3.8	38.0	0.1	—	5.7%	—	—
GNMA	2011	33.2	0.5	33.7	—	(0.7)	4.7%	—	—
Bear Stearns Commercial Mortgage	2007	33.1	7.8	40.9	3.3	—	5.7%	(0.1)	(0.1)

Total		$397.6	$39.6	$437.2	$7.6	$(3.2)	—	$0.1	$—

1 Vintage indicates year of origination.

2 The CMO securities prepayment speed adjustment is estimated using the Public Securities Association prepayment model. The passthrough securities prepayment speed adjustment is estimated using the Conditional Prepayment Rate model.

Symetra Financial Corporation

2Q 2013 Financial Supplement

Addendum

European Exposure

(In millions)

				Sector
Country	Amortized Cost	Fair Value	% of Exposure	Sovereign Debt	Financial Industry	Other Corporate
United Kingdom	$683.0	$718.2	39.2%	$—	$79.6	$638.6
Netherlands	599.0	621.3	33.9%	—	—	621.3
France	150.6	153.2	8.4%	—	18.2	135.0
Luxembourg	128.1	133.9	7.3%	—	—	133.9
Switzerland	88.3	94.6	5.2%	—	94.6	—
Sweden	54.8	60.7	3.3%	—	—	60.7
Denmark	15.9	15.1	0.8%	—	—	15.1
Italy	9.0	9.7	0.5%	—	—	9.7
Germany	7.7	8.3	0.5%	—	—	8.3
Norway	5.4	6.2	0.3%	—	—	6.2
Austria	3.9	4.1	0.2%	—	—	4.1
Spain	2.8	2.8	0.2%	—	—	2.8
Belgium	1.7	1.7	0.1%	—	—	1.7
Ireland	1.0	1.1	0.1%	—	—	1.1
Portugal	0.7	0.6	0.0%	0.6	—	—

Total	$1,751.9	$1,831.5	100.0%	$0.6	$192.4	$1,638.5

Top 10 European Exposures

Name	Amortized Cost	Fair Value	Moody's	S&P
Deutsche Telekom Int Fin	$145.8	$150.1	Baa1	BBB+
Heineken NV	119.6	113.9	Baa1	BBB+
Royal Dutch Shell PLC	98.6	108.8	Aa1	AA
Electricite de France	95.4	97.3	Aa3	A+
Diageo Capital PLC	88.1	91.6	A3	A-
TYCO Int'l	80.8	88.6	A3	BBB+
Vodafone Group PLC	79.8	87.8	A3	A-
Tesco PLC-ADR	75.9	87.5	Baa1	BBB+
Philips Electronics NV	71.9	82.1	A3	A-
SABMiller PLC	65.4	74.0	Baa1	BBB+

Total	$921.3	$981.7

The table above summarizes our exposure to fixed maturities in European countries, reported in U.S. dollars and separated into sovereign debt, financial industry and other corporate debt. The country designation is based on the issuer’s country of incorporation.